Shareholder Fees (Vanguard Admiral Treasury Money Market Fund Retail)	Vanguard Admiral Treasury Money Market Fund Vanguard Admiral Treasury Money Market Fund - Investor Shares 9/1/2013 - 8/31/2014 USD ($)
Shareholder Fees (fees paid directly from your investment]
Sales charge (load) imposed on purchases	none
Purchase Fee	none
Sales charge (load) imposed on reinvested dividends	none
Redemption Fee	none
Account Service Fee (for certain fund account balances below $10,000)	20